UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER:	811-09237

EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER:	Calamos Advisors Trust

ADDRESS OF PRINCIPAL EXECUTIVE OFFICES:	2020 Calamos Court
Naperville, Illinois 60563-2787

NAME AND ADDRESS OF AGENT FOR SERVICE:	John P Calamos, Sr., Founder, Chairman and Global Chief Investment Officer
Calamos Advisors LLC
2020 Calamos Court
Naperville, Illinois 60563-2787

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE:	(630) 245-7200

DATE OF FISCAL YEAR END:	December 31, 2023

DATE OF REPORTING PERIOD:	January 1, 2023 through December 31, 2023

ITEM 1. REPORT TO CONTRACT OWNERS.

Growth and Income Portfolio

ANNUAL REPORT DECEMBER 31, 2023

Experience and Foresight

About Calamos Investments

For over 40 years, we have helped investors like you manage and build wealth to meet long-term objectives. Because investors have different time horizons, risk tolerances and goals, we offer investment portfolios to suit a variety of asset allocation needs. For example, our mutual funds include equity, fixed income, liquid alternative and sustainable funds. We offer US funds, as well as global and international choices.

We are dedicated to helping our clients build and protect wealth. We understand when you entrust us with your assets, you also entrust us with your achievements, goals and aspirations. We believe we best honor this trust by making investment decisions guided by integrity, by discipline and by our conscientious research.

We believe that an active, risk-conscious approach is essential for wealth creation. In the 1970s, we pioneered the use of convertible securities as a means to manage risk in volatile markets. We followed with strategies that combine convertibles and stocks, with the aim of participating in equity market upside with potentially less volatility than an all-stock portfolio. In the 1990s, we introduced our first stock fund, which invests in growth companies both large and small. Across our funds, our investment process seeks to manage risk at multiple levels and draws upon our experience investing through many market cycles. In a rapidly changing environment, we believe that this active management is essential.

We are global in our perspective. We believe globalization offers tremendous opportunities for countries and companies all over the world. In our US, global and international portfolios, we are seeking to capitalize on the potential growth of the global economy.

We believe there are opportunities in all markets. Our history traces back to the 1970s, a period of significant volatility and economic concerns. We have invested through multiple market cycles, each with its own challenges. Out of this experience comes our belief that the flipside of volatility is opportunity.

TABLE OF CONTENTS

Letter to Contract Owners	1
Investment Team Discussion	4
Expense Overview	8
Schedule of Investments	10
Statement of Assets and Liabilities	14
Statement of Operations	15
Statements of Changes In Net Assets	16
Notes to Financial Statements	17
Financial Highlights	24
Report of Independent Registered Public Accounting Firm	25
Trustees and Officers	26
Liquidity Risk Management Program	29
Tax Information	30

Letter to Contract Owners

JOHN P. CALAMOS, SR.

Founder, Chairman
and Global Chief
Investment Officer

Dear Contract Owner:

Welcome to your annual report for the 12 months ended December 31, 2023. In this report, you will find commentary from the Calamos investment team as well as a list of portfolio holdings, financial statements and highlights and detailed information about the performance and positioning of the Calamos Growth and Income Portfolio.

Review

The period was notable for the many ups and downs in the stock market, which included several leadership rotations, along with double-digit total return selloffs and rallies. The roller-coaster ride reflected investors' shifting views concerning Federal Reserve policy, inflation, and the health of the US economy. Investors also responded to a variety of events, including the failures of Silicon Valley Bank and Signature Bank in the US as well as Credit Suisse overseas, an autoworkers strike, and contentious debt ceiling negotiations in a polarized US Congress. Emerging secular themes—most notably advances in artificial intelligence and weight loss drugs—disrupted the markets as investors considered which companies and industries were positioned to win or lose.

As autumn approached, the mood in the market was turning gloomy as investors grappled with the prospect of higher-for-longer interest rates and inflation that was still elevated despite some declines. Although the Federal Reserve paused its rate tightening in September, the central bank dashed hopes of imminent rate cuts by reinforcing prior guidance that rates would be higher for longer, while the onset of the Israel–Hamas war intensified geopolitical uncertainty.

The tide turned dramatically in the final months of the year. In late October, moderating economic and inflation data and a continued Fed pause set stocks on an upward trajectory. The markets cheered even more loudly in December, when the Fed indicated it would not be unreasonable to expect multiple rate cuts in 2024, a stark departure from its previous stance.

For the annual period, the S&P 500 Index, a market capitalization-weighted measure of the US stock market, returned 26.29%. Although a wider pool of stocks advanced as the year progressed, a small group of mega-cap stocks with a strong emphasis on technology drove a substantial measure of the index's returns for much of the reporting period. Beyond this group, most stocks in the S&P 500 Index advanced at a more measured pace as illustrated by S&P 500 Equal Weight Index's

www.calamos.com

Letter to Contract Owners

ABOUT THE PORTFOLIO

The Calamos Growth and Income Portfolio follows a time-tested strategy to pursue consistent performance over full market cycles as well as income. We manage the Portfolio to provide lower-volatility participation in the stock market, which we believe makes it a compelling choice for long-term asset allocation needs.

Our team can invest in an array of growth-oriented and income-producing investments. Our multi-asset approach gives us the flexibility to invest in stocks, convertible bonds, fixed income securities, short-term cash instruments and options. This strategy is designed to enhance performance and mitigate exposure to downward moves in the stock market.

As we have discussed throughout the years, our broad opportunity set differentiates the Portfolio from "balanced" funds that focus more exclusively on stocks and traditional bonds and from equity funds that focus only on low stock prices or low volatility. For example, our use of convertible securities (which blend characteristics of stocks and bonds) provides additional ways to manage potential downside in the stock market with less sensitivity to interest rates than traditional fixed income investments.

return of 13.87%. Convertible securities gained 13.77% as measured by the ICE BofA All US Convertible Ex Mandatory Index. Bonds gained 5.53% as measured by the Bloomberg US Aggregate Bond Index.

Outlook

Our team sees continued upside in the markets, reflecting its view that macroeconomic conditions are continuing to normalize after an extraordinary period that began with the pandemic shutdown. In 2024, our team expects slow but continued growth in the US economy, albeit with differentiation among industries and sectors. In contrast to 2023, when a handful of names dominated the market for much of the year, we expect market leadership will continue broadening to include a wider array of companies, including those with new and innovative products, the ability to expand global and margin improvement opportunities.

However, after the recent period of robust gains in the stock market, it would be normal to see more measured performance in 2024. Our team expects saw-toothed and volatile markets to continue; markets hate uncertainty, and there's plenty on the horizon. The impact of higher rates will take time to work through economies. Additionally, although the markets are increasingly pricing in rate cuts, there are no guarantees, and we've seen asset prices shift dramatically as prevailing outlooks for monetary policy change. We also expect geopolitical and political unknowns to contribute to market choppiness.

Conclusion

Drawing on decades of experience, our team is identifying businesses that offer attractive investment potential, supported by improving efficiencies, innovative services and products, and enhanced profitability. In an environment where we see long-term investment opportunity but also anticipate short-term market volatility, we believe the portfolio's risk-conscious approach can provide enhanced opportunities to pursue consistent returns in the stock market. We believe the portfolio's multi-asset approach, which provides additional levers for managing risk and seeking returns, and our focus on individual security selection and thematic tailwinds will continue to serve investors well.

CALAMOS GROWTH AND INCOME PORTFOLIO ANNUAL REPORT

Letter to Contract Owners

Our team is honored you have chosen the Calamos Growth and Income Portfolio to help you achieve your financial goals, and we thank you for your continued trust.

Sincerely,

John P. Calamos, Sr.
Founder, Chairman and Global Chief Investment Officer

Unmanaged index returns assume reinvestment of any and all distributions and, unlike fund returns, do not reflect fees, expenses or sales charges. Investors cannot invest directly in an index. Returns are in US dollar terms. The S&P 500 Index is an unmanaged, market-capitalization weighted index generally considered representative of the US stock market. The S&P 500 Equal Weight Index is not market capitalization weighted. The Bloomberg US Aggregate Bond Index is considered generally representative of the investment-grade bond market. The ICE BofA All US Convertibles Ex Mandatory Index represents the US convertibles securities market excluding mandatory convertibles.

The information contained herein, while not guaranteed as to accuracy or completeness, has been obtained from sources we believe to be reliable. There are certain risks involved with investing in convertible securities in addition to market risk, such as call risk, dividend risk, liquidity risk and default risk, which should be carefully considered prior to investing. Opinions are as of the publication date, subject to change and may not come to pass.

This information is being provided for informational purposes only and should not be considered investment advice.

www.calamos.com

Investment Team Discussion (Unaudited)

SECTOR WEIGHTINGS

Information Technology	28.3%
Financials	12.7
Health Care	11.2
Consumer Discretionary	10.4
Communication Services	9.8
Industrials	8.3
Consumer Staples	4.9
Energy	3.7
Materials	2.7
Utilities	2.7
Real Estate	1.6
Other	0.6

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Portfolio may hold.

CALAMOS GROWTH AND INCOME PORTFOLIO

INVESTMENT TEAM DISCUSSION

How has the Portfolio performed?

For the 12-months ended December 31, 2023 ("annual period"), Calamos Growth and Income Portfolio (the "Portfolio") gained 20.12% trailing the 26.29% return of the S&P 500 Index (the Portfolio's benchmark) while outperforming the ICE BofA All US Convertibles ex Mandatory Index's 13.77% return and the Bloomberg Barclays US Aggregate Bond Index's 5.53% return. Of note, the S&P 500 Equal Weight Index advanced 13.87% for the year, in a year where the S&P 500 Index was dominated by a handful of names, colloquially named the "Magnificent Seven," which came to epitomize one of the S&P 500 Index's most narrow years of leadership.

In this Portfolio, we own equities and equity-sensitive convertible bonds or income-producing convertible preferred stocks that we believe are best positioned to take advantage of upward equity movements and potentially limit losses on the downside. The Portfolio's risk-conscious positioning was less helpful in a year that saw the equity market post significant, positive returns. Seven large-cap growth stocks tied to AI and technology—the Magnificent Seven (Apple, Microsoft, Amazon, Nvidia, Alphabet, Tesla, and Meta)—accounted for 60% of the S&P 500 Index's performance for the year. Sector positioning was modestly additive to relative performance for the period relative to the all-equity index, while security selection was a slight detractor.

We manage this Portfolio with the goal of achieving upside equity participation and potential downside protection over full market cycles via a quality-growth strategy. Since its inception on May 19, 1999, the Portfolio has returned 7.84% on an annualized basis versus a 7.42% annualized gain for the S&P 500 Index and 8.01% annualized increase for the ICE BofA All US Convertibles ex Mandatory Index.

What is the Portfolio's investment strategy?

The Portfolio invests primarily in a diversified portfolio of convertible instruments (including synthetic convertibles), equity, and fixed-income securities of US companies. In pursuing its total return investment objective, the Portfolio's investment team endeavors to use these different securities to strike the appropriate balance between risk and return to optimize growth and income. As we focus on managing volatility, our goal for the Portfolio is to participate in a greater portion of equity market upside than downside over the long term.

Please discuss the Portfolio's lower-volatility characteristics.

We believe the Portfolio's historically lower-volatility characteristics are a byproduct of our investment style and focus on participating in equity market upside with less volatility than the market as a whole. Beta is one popular statistic for measuring volatility. Beta considers a portfolio's historic volatility versus the market, which is assigned a beta of 1.0. A portfolio with half the market's volatility would have a beta of 0.5, while a portfolio with a beta of 2.0 would have been twice as volatile as the market.

CALAMOS GROWTH AND INCOME PORTFOLIO ANNUAL REPORT

Investment Team Discussion (Unaudited)

Since its inception, the Portfolio has had a beta of 0.73 versus the S&P 500 Index. The Portfolio has therefore outperformed the broader equity market, as measured by the S&P 500 Index, with less volatility than the equity market. Please note that past performance does not indicate future results and that beta is one of many ways risk is measured.

Although our strategy is compared to an all-equity benchmark, we typically invest a portion of the Portfolio in securities that exhibit less volatility, such as convertible securities. We believe this strategy offers lower downside capture, which is a critical part of our risk-management process but can also cause Portfolio results to lag the benchmark return during periods of strong equity market performance.

What factors influenced performance?

The annual period was quite a roller coaster, starting amid a record pace of interest rate hikes and ending with the Fed suggesting that proactive cuts may be on the table. The market rotated quickly around narratives of Fed policy and questions of a hard or soft landing. While the economy continued to show surprising momentum, fears of an overly aggressive Federal Reserve and worries of a "higher for longer Fed" dominated financial headlines. In March, the sudden and unexpected collapse of Silicon Valley Bank caught markets off guard, and fears quickly spread globally, resulting in Credit Suisse's failure in Switzerland. Interest-rate-hike expectations were quickly replaced by fears of tighter lending standards and a broad collapse in market liquidity. Interest rates fell as markets anticipated a Fed rescue (after all, in 2008, the Fed increased liquidity and lowered rates to unprecedented levels). Banks quickly joined energy as market underperformers. Investors gravitated toward the relative safety of mega-cap companies with reliable growth profiles and fully funded capital needs and notably favored those that were AI and tech-related. The Fed took a pause from interest rate hikes in June and chose no change in rates again in its September, October, and December meetings. Inflation proved to be sticky but began to show a decline in the second half of the year. Markets rallied strongly in the fourth quarter on the belief that rate hikes may be behind us and received a further boost in late December when Chairman Powell spoke and pivoted toward the prospect of proactive interest rate cuts.

The large-cap rally was led by the "Magnificent Seven," a group of AI and tech-related names that gained 107% for the year. While the S&P 500 Index was up 26% for the year, the Equal Weighted S&P 500 Index returned "only" 14% for the year. This differential was the biggest since the 1998 tech/dot-com market. The S&P 500 Index approached new highs as of year-end. Small-cap stocks rallied, with the Russell 2000 Index gaining 16.93% for the year, yet small caps finished about 17% lower than previous highs. Convertible securities also rallied with a 14% gain as mentioned.

Within the equity market, growth stocks were more in favor over the period, as noted by the S&P 500 Growth Index's 30.03% gain for the annual period, while the S&P 500 Value Index rose 22.23%. In the S&P 500 Index, traditional growth sectors such as information technology (+58%), communication services (+56%), and consumer discretionary (+42%) were the big winners, outpacing the overall index. Industrials (+18%), materials (+13%), real estate (+12%), financials (+12%), health care (+2%), and consumer staples (+0.5%) all delivered positive returns, while energy (-1%) and utilities (-7%) declined for the year.

www.calamos.com

Investment Team Discussion (Unaudited)

The Portfolio's investments in equities were additive to relative performance, as the portfolio was smartly invested in top-performing technology stocks while avoiding problematic health care names. The Portfolio's bias toward quality growth stocks also worked well for the period. The use of convertible securities to gain access to lower-valued but more volatile small-cap businesses lagged for the period, but we continue to see these securities as an attractive means to access smaller-cap companies that are trading at attractive valuations. Investments in consumer discretionary names delivered strong absolute performance yet lagged those of the all-equity S&P 500 Index. Information technology holdings were a relative drag on performance compared to the all-equity index due to a slight underweight in the outperforming semiconductor industry. An underweight and strong security selection in the more defensive consumer staples sector was additive to relative performance.

How is the Portfolio positioned?

We believe the best positioning for this environment is a neutral risk posture, focusing on specific areas with real growth tailwinds, companies with improving returns on capital in 2024, and equities and fixed income with valuations at favorable expected risk-adjusted returns. We see compelling prospects for companies that have exposure to new products and geographic growth opportunities (examples can be found in health care, electric vehicles, and AI-related infrastructure and software), specific infrastructure spending areas (in materials and industrial sectors), and the normalization of supply chains and parts of the service economy. We are selectively using convertible bonds to gain exposure to some higher-risk industries. From an asset-class perspective, cash and short-term Treasuries remain useful tools to lower volatility in a multi-asset-class portfolio, given their yields.

What closing thoughts do you have for Portfolio shareholders?

Given our expectation of slowing but positive economic growth over the next year, we are assessing the investment opportunities with a focus on real growth and return improvement areas. In addition to areas with favorable cyclical factors, we believe companies that can improve profitability in a slower-growth environment are good investments. Many companies focus on improving their returns on capital through improved efficiencies, normalized supply chains, and revised investment strategies based on the current interest-rate environment. The pace of corporate cost-cutting and restructuring has increased over the past several quarters across several areas, providing more opportunities to identify companies with improving returns on capital. Over the short- and intermediate-term, improved real returns on capital should drive higher equity prices.

CALAMOS GROWTH AND INCOME PORTFOLIO ANNUAL REPORT

Investment Team Discussion (Unaudited)

ANNUALIZED RETURN: SINCE INCEPTION (5/19/99) THROUGH 12/31/23

GROWTH OF $10,000 FOR 10 YEAR PERIOD ENDED 12/31/23

AVERAGE ANNUAL TOTAL RETURN† AS OF 12/31/23

1 YEAR	3 YEARS	5 YEARS	10 YEARS
20.12%	5.68%	12.65%	8.69%

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Returns are net of all fees and expenses incurred by the Portfolio. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance figures of the Portfolio do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts. If these charges had been reflected, performance would have been lower.

†  Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average, assuming reinvestment of income and capital gain distributions. Since inception data shown for ICE BofA All U.S. Convertibles Ex Mandatory Index is from 5/31/99 since data is only available for full monthly periods. Returns do not reflect sales charges, expenses and fees assessed in connection with the variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return to the contract or policy owner.

NOTES:

The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. The S&P 500 Value Index measures the performance of stocks within the S&P 500 Index that have value-oriented characteristics, such as lower price-to-earnings and price-to-book ratios. The S&P 500 Growth Index measures the performance of stocks within the S&P 500 Index that have growth-oriented such as higher earnings growth rates and higher price-to-earnings ratios.

The ICE BofA All U.S. Convertibles Ex Mandatory Index represents the U.S. convertibles securities market excluding mandatory convertibles. Source ICE Data Indices, LLC, used with permission. ICE permits use of the ICE BofA indices and related data on an 'as is' basis, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA Indices or data included in, related to, or derived therefrom, assumes no liability in connection with the use of the foregoing and does not sponsor, endorse or recommend Calamos Advisors LLC or any of its products or services.

The Bloomberg US Aggregate Bond Index is considered generally representative of the investment-grade bond market.

The Russell 2000® Index is a small-cap US stock market index that comprises the smallest 2,000 stocks in the Russell 3000 Index, which covers about 98% of the investable US equity market.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

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Expense Overview

EXPENSE OVERVIEW

As a contract or policy owner, you incur certain costs. Because the Portfolio is a funding vehicle for annuities, policies and eligible plans, you may also incur sales charges and other fees related to your annuity, policy or eligible plan. In addition, the Portfolio incurs transaction costs and ongoing costs, including management fees, and other fund expenses, such as audit, legal and custodian fees.

The examples in this report are based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2023 to December 31, 2023. It is intended to help you understand the ongoing costs associated with investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

There are two parts to the examples table:

Actual

In this part of the table, you'll see the actual expenses you would have paid on a $1,000 investment made at the beginning of the period and held for the entire period from July 1, 2023 to December 31, 2023, the period covered by this report. This table also shows the actual returns, after expenses, you would have earned during that time. This table can help you estimate your own expenses. For example, if you invested $8,600 in the Portfolio, simply divide $8,600 by $1,000, then multiply that result by the figure in the "Actual Expenses per $1,000" row. In this example, you would multiply 8.6 by the figure.

Hypothetical

In this part of the table, you'll see the hypothetical expenses you would have paid on a $1,000 investment from July 1, 2023 to December 31, 2023, and the hypothetical returns, after expenses, you would have earned during that time. The Securities and Exchange Commission (SEC) has established the guidelines for this table, including the assumed 5% annual rate of return before expenses, which is what you'll see in the table. Note that this table will not help you determine your own expenses, but will help you compare expenses of the Portfolio to the expenses of other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not include any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactions costs were included, your costs would have been higher.

CALAMOS GROWTH AND INCOME PORTFOLIO ANNUAL REPORT

Expense Example

The actual and hypothetical examples shown assume a $1,000 investment at the beginning of the period, July 1, 2023, and held through December 31, 2023.

Actual Expenses per $1,000*	$7.68
Actual – Ending Balance	$1,059.10
Hypothetical Expenses per $1,000*	$7.53
Hypothetical – Ending Value	$1,025.21
Annualized expense ratio	1.48%

*  Expenses are equal to the Portfolio's annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365.

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Growth and Income Portfolio   Schedule of Investments December 31, 2023

PRINCIPAL AMOUNT			VALUE
CONVERTIBLE BONDS (17.0%)
		Communication Services (1.4%)
		Liberty Media Corp.*
70,000		3.750%, 03/15/28	$83,842
60,000		2.375%, 09/30/53	65,080
90,000		Liberty Media Corp.-Liberty Formula One 2.250%, 08/15/27	91,700
170,000		Live Nation Entertainment, Inc. 2.000%, 02/15/25	180,059
			420,681
		Consumer Discretionary (2.0%)
95,000		Booking Holdings, Inc. 0.750%, 05/01/25	179,499
115,000		Ford Motor Company 0.000%, 03/15/26	114,555
50,000		Rivian Automotive, Inc.* 4.625%, 03/15/29	70,494
36,000		Royal Caribbean Cruises, Ltd. 6.000%, 08/15/25	95,940
7,000		Tesla, Inc. 2.000%, 05/15/24	84,106
35,000		Wayfair, Inc. 3.250%, 09/15/27	43,310
			587,904
		Energy (0.4%)
18,000		EQT Corp. 1.750%, 05/01/26	47,917
65,000		Northern Oil & Gas, Inc. 3.625%, 04/15/29	76,788
			124,705
		Financials (1.0%)
50,000		Ares Capital Corp. 4.625%, 03/01/24	51,807
100,000	EUR	JPMorgan Chase Bank NA 0.000%, 06/10/24	113,005
110,000		Morgan Stanley Finance, LLC 1.000%, 11/23/27	124,443
			289,255
		Health Care (1.4%)
85,000		Alnylam Pharmaceuticals, Inc. 1.000%, 09/15/27	84,250
130,000		Dexcom, Inc. 0.250%, 11/15/25	136,000
39,000		Envista Holdings Corp.*^ 1.750%, 08/15/28	35,569
52,000		Exact Sciences Corp.* 2.000%, 03/01/30	62,528
75,000		Integer Holdings Corp.* 2.125%, 02/15/28	95,910
			414,257
PRINCIPAL AMOUNT		VALUE
	Industrials (2.9%)
58,000	Advanced Energy Industries, Inc.*^ 2.500%, 09/15/28	$61,626
55,000	Axon Enterprise, Inc.^ 0.500%, 12/15/27	69,610
85,000	Fluor Corp.*^ 1.125%, 08/15/29	92,533
170,000	John Bean Technologies Corp. 0.250%, 05/15/26	154,011
170,000	Middleby Corp. 1.000%, 09/01/25	207,448
55,000	Southwest Airlines Company^ 1.250%, 05/01/25	55,774
100,000	Tetra Tech, Inc.* 2.250%, 08/15/28	104,944
115,000	Uber Technologies, Inc.* 0.875%, 12/01/28	125,274
		871,220
	Information Technology (5.4%)
135,000	Akamai Technologies, Inc. 1.125%, 02/15/29*	146,495
41,000	0.375%, 09/01/27	45,967
47,000	BILL Holdings, Inc. 0.000%, 12/01/25	44,023
166,000	CyberArk Software, Ltd.^ 0.000%, 11/15/24	235,325
50,000	Enphase Energy, Inc. 0.000%, 03/01/26	45,907
65,000	0.000%, 03/01/28	58,213
75,000	Nutanix, Inc.^ 0.250%, 10/01/27	78,104
170,000	ON Semiconductor Corp.* 0.500%, 03/01/29	179,086
25,000	Palo Alto Networks, Inc. 0.375%, 06/01/25	74,152
60,000	Rapid7, Inc.*^ 1.250%, 03/15/29	66,995
125,000	Seagate HDD Cayman*^ 3.500%, 06/01/28	151,025
200,000	SK Hynix, Inc. 1.750%, 04/11/30	280,314
60,000	Tyler Technologies, Inc. 0.250%, 03/15/26	60,917
50,000	Western Digital Corp.*^ 3.000%, 11/15/28	61,237
60,000	Workiva, Inc.* 1.250%, 08/15/28	61,040
		1,588,800
	Real Estate (0.9%)
115,000	Pebblebrook Hotel Trust^ 1.750%, 12/15/26	103,331

See accompanying Notes to Schedule of Investments

CALAMOS GROWTH AND INCOME PORTFOLIO ANNUAL REPORT

Growth and Income Portfolio   Schedule of Investments December 31, 2023

PRINCIPAL AMOUNT		VALUE
140,000	Welltower OP, LLC*^ 2.750%, 05/15/28	$154,701
		258,032
	Utilities (1.6%)
115,000	Alliant Energy Corp.* 3.875%, 03/15/26	114,440
165,000	CMS Energy Corp.* 3.375%, 05/01/28	163,607
195,000	PPL Capital Funding, Inc.*^ 2.875%, 03/15/28	189,433
		467,480
	TOTAL CONVERTIBLE BONDS (Cost $4,603,205)	5,022,334
NUMBER OF SHARES		VALUE
COMMON STOCKS (78.0%)
	Communication Services (8.4%)
9,195	Alphabet, Inc. - Class A#	1,284,450
3,690	Comcast Corp. - Class A	161,807
1,440	Meta Platforms, Inc. - Class A#	509,702
375	Netflix, Inc.#	182,580
1,315	T-Mobile U.S., Inc.	210,834
1,280	Walt Disney Company	115,571
		2,464,944
	Consumer Discretionary (8.4%)
7,240	Amazon.com, Inc.#	1,100,045
1,607	Aptiv, PLC#	144,180
560	Home Depot, Inc.	194,068
2,880	Las Vegas Sands Corp.	141,725
535	Lowe's Companies, Inc.	119,064
560	McDonald's Corp.	166,046
1,340	NIKE, Inc. - Class B	145,484
1,185	Starbucks Corp.	113,772
1,100	Tesla, Inc.#	273,328
970	TJX Cos., Inc.	90,996
		2,488,708
	Consumer Staples (4.9%)
3,160	Coca-Cola Company	186,219
350	Costco Wholesale Corp.	231,028
1,484	Kenvue, Inc.	31,950
1,105	Mondelez International, Inc. - Class A	80,035
1,460	Monster Beverage Corp.#	84,111
865	PepsiCo, Inc.	146,912
2,050	Philip Morris International, Inc.	192,864
1,910	Procter & Gamble Company	279,891
1,340	Walmart, Inc.	211,251
		1,444,261
NUMBER OF SHARES		VALUE
	Energy (3.3%)
840	Chevron Corp.	$125,294
1,005	ConocoPhillips	116,650
3,230	Exxon Mobil Corp.	322,936
730	Hess Corp.	105,237
865	Marathon Petroleum Corp.	128,332
305	Pioneer Natural Resources Company	68,588
2,335	Schlumberger, NV	121,513
		988,550
	Financials (11.0%)
485	American Express Company	90,860
1,350	American International Group, Inc.	91,463
583	Assurant, Inc.	98,230
6,695	Bank of America Corp.	225,421
125	BlackRock, Inc.	101,475
1,020	Chubb, Ltd.	230,520
775	Citigroup, Inc.	39,866
270	Goldman Sachs Group, Inc.	104,158
2,085	JPMorgan Chase & Company	354,658
1,164	KKR & Company, Inc.	96,437
1,170	Marsh & McLennan Cos., Inc.	221,680
885	Mastercard, Inc. - Class A	377,461
3,105	Morgan Stanley	289,541
935	PayPal Holdings, Inc.#	57,418
255	S&P Global, Inc.	112,333
2,130	Visa, Inc. - Class A	554,545
4,100	Wells Fargo & Company	201,802
		3,247,868
	Health Care (9.8%)
810	Abbott Laboratories	89,157
935	AbbVie, Inc.	144,897
1,210	Alcon, Inc.^	94,525
3,408	Boston Scientific Corp.#	197,016
1,260	Bristol-Myers Squibb Company	64,651
825	Danaher Corp.	190,855
685	Dexcom, Inc.#	85,002
230	Elevance Health, Inc.	108,459
480	Eli Lilly & Company	279,802
105	Humana, Inc.	48,070
1,935	Johnson & Johnson	303,292
195	McKesson Corp.	90,281
1,360	Medtronic, PLC	112,037
2,170	Merck & Company, Inc.	236,573
2,495	Pfizer, Inc.	71,831
230	Stryker Corp.	68,876
320	Thermo Fisher Scientific, Inc.~	169,853

See accompanying Notes to Schedule of Investments

www.calamos.com

Growth and Income Portfolio   Schedule of Investments December 31, 2023

NUMBER OF SHARES			VALUE
755		UnitedHealth Group, Inc.	$397,485
1,095		Zimmer Biomet Holdings, Inc.	133,261
			2,885,923
		Industrials (5.3%)
680		Boeing Company#	177,249
8,415		CSX Corp.	291,748
2,210		Delta Air Lines, Inc.	88,908
1,455		Honeywell International, Inc.	305,128
775		JB Hunt Transport Services, Inc.	154,799
305		Northrop Grumman Corp.	142,783
490		Parker-Hannifin Corp.	225,743
2,130		RTX Corp.	179,218
150		Veralto Corp.	12,339
			1,577,915
		Information Technology (22.9%)
765		Accenture, PLC - Class A	268,446
225		Adobe, Inc.#	134,235
1,010		Advanced Micro Devices, Inc.#	148,884
11,040		Apple, Inc.~	2,125,531
347		Broadcom, Inc.	387,339
2,510		Cisco Systems, Inc.	126,805
100		Intuit, Inc.	62,503
165		Lam Research Corp.	129,238
1,005		Micron Technology, Inc.	85,767
5,570		Microsoft Corp.~	2,094,543
1,570		NVIDIA Corp.	777,495
805		Oracle Corp.	84,871
590		Salesforce, Inc.#	155,253
250		ServiceNow, Inc.#~	176,622
			6,757,532
		Materials (2.7%)
3,750		Freeport-McMoRan, Inc.	159,637
5,875	GBP	Glencore, PLC	35,315
615		Linde, PLC	252,587
1,225		PPG Industries, Inc.	183,199
190		Sherwin-Williams Company	59,261
490		Vulcan Materials Company	111,235
			801,234
		Real Estate (0.7%)
680		American Tower Corp.	146,799
1,540		Invitation Homes, Inc.	52,529
			199,328
NUMBER OF SHARES		VALUE
	Utilities (0.6%)
985	CMS Energy Corp.	$57,199
1,110	DTE Energy Company	122,388
		179,587
	TOTAL COMMON STOCKS (Cost $11,031,803)	23,035,850
CONVERTIBLE PREFERRED STOCKS (1.3%)
	Financials (0.7%)
1,180	AMG Capital Trust II^ 5.150%, 10/15/37	57,433
2,905	Apollo Global Management, Inc. 6.750%, 07/31/26	163,813
		221,246
	Industrials (0.1%)
678	Chart Industries, Inc. 6.750%, 12/15/25	37,683
		37,683
	Utilities (0.5%)
875	CenterPoint Energy, Inc. (Warner Media, LLC, Charter Communications Time, Inc.)^#§** 3.369%, 09/15/29	33,920
2,600	NextEra Energy, Inc.^ 6.926%, 09/01/25	99,112
		133,032
	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $432,575)	391,961
EXCHANGE-TRADED FUND (0.3%)
	Other (0.3%)
540	iShares Biotechnology ETF (Cost $74,298)	73,359
PRINCIPAL AMOUNT		VALUE
U.S. GOVERNMENT AND AGENCY SECURITIES (2.8%)
	Other (2.8%)
300,000	U.S. Treasury Note 4.375%, 10/31/24	298,752
120,000	3.000%, 06/30/24	118,760
120,000	3.250%, 08/31/24	118,594
295,000	2.250%, 03/31/24	292,851
		828,957
	TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES (Cost $831,844)	828,957

See accompanying Notes to Schedule of Investments

CALAMOS GROWTH AND INCOME PORTFOLIO ANNUAL REPORT

Growth and Income Portfolio   Schedule of Investments December 31, 2023

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
PURCHASED OPTIONS (0.3%)#
	Other (0.3%)
	Invesco QQQ Trust Series 1
38
1,556,176	Put, 02/16/24, Strike $386.00	$9,842
16
655,232	Put, 02/16/24, Strike $399.78	8,200
120	iShares MSCI EAFE ETF
904,200	Call, 03/15/24, Strike $75.00	29,940
30	iShares Russell 2000 ETF
602,130	Call, 03/15/24, Strike $200.00	25,890
		73,872
	TOTAL PURCHASED OPTIONS (Cost $88,149)	73,872
NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (4.6%)
1,366,305	State Street Navigator Securities Lending Government Money Market Portfolio, 5.359%***† (Cost $1,366,305)	1,366,305
	TOTAL INVESTMENTS (104.3%) (Cost $18,428,179)	30,792,638
LIABILITIES, LESS OTHER ASSETS (-4.3%)		(1,273,761)
NET ASSETS (100.0%)		$29,518,877

NOTES TO SCHEDULE OF INVESTMENTS

*  Securities issued and sold pursuant to a Rule 144A transaction are exempted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers ("QIBs"), such as the Portfolio. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

^  Security, or portion of security, is on loan.

#  Non-income producing security.

~  Security, or portion of security, is segregated as collateral (or collateral for potential future transactions) for written options. The aggregate value of such securities is $200,462.

§  Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.

**  Step coupon security. Coupon changes periodically based upon a predetermined schedule. The rate shown is the rate in effect at December 31, 2023.

***  The rate disclosed is the 7 day net yield as of December 31, 2023.

†  Represents investment of cash collateral received from securities on loan as of December 31, 2023.

FOREIGN CURRENCY ABBREVIATIONS

EUR  European Monetary Unit

GBP  British Pound Sterling

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

See accompanying Notes to Schedule of Investments

www.calamos.com

Statement of Assets and Liabilities December 31, 2023

ASSETS
Investments in securities, at value (cost $18,428,179)*	$30,792,638
Cash with custodian	278,903
Receivables:
Investments sold	111,037
Accrued interest and dividends	46,087
Portfolio shares sold	2,731
Prepaid expenses	252
Other assets	80,246
Total assets	31,311,894
LIABILITIES
Collateral for securities loaned	1,366,305
Payables:
Investments purchased	203,440
Portfolio shares redeemed	92,697
Affiliates:
Investment Advisory fees	18,555
Deferred compensation to trustees	80,246
Trustees' fees and officer compensation	646
Other accounts payable and accrued liabilities	31,128
Total liabilities	1,793,017
NET ASSETS	$29,518,877
COMPOSITION OF NET ASSETS
Paid in capital	$17,231,502
Accumulated distributable earnings (loss)	12,287,375
NET ASSETS	$29,518,877
Shares outstanding (no par value; unlimited number of shares authorized)	1,510,688
Net asset value and redemption price per share	$19.54
* Includes securities on loan	$1,332,371

See accompanying Notes to Financial Statements

CALAMOS GROWTH AND INCOME PORTFOLIO ANNUAL REPORT

Statement of Operations Year Ended December 31, 2023

INVESTMENT INCOME
Interest	$128,129
(Amortization)/accretion of investment securities	(126,001)
Net interest	2,128
Dividends	371,628
Dividend taxes withheld	(158)
Securities lending income, net of rebates received or paid to borrowers	8,394
Total investment income	381,992
EXPENSES
Investment advisory fees	210,787
Legal fees	69,292
Audit fees	51,660
Printing and mailing fees	17,942
Trustees' fees and officer compensation	14,741
Accounting fees	12,542
Transfer agent fees	7,126
Custodian fees	4,613
Fund administration fees	1,786
Other	13,860
Total expenses	404,349
NET INVESTMENT INCOME (LOSS)	(22,357)
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments, excluding purchased options	649,676
Purchased options	(19,075)
Foreign currency transactions	853
Written options	(11,456)
Change in net unrealized appreciation/(depreciation) on:
Investments, excluding purchased options	4,520,888
Purchased options	21,006
Forward foreign currency contracts	(568)
NET GAIN (LOSS)	5,161,324
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$5,138,967

See accompanying Notes to Financial Statements

www.calamos.com

Statements of Changes in Net Assets

	YEAR ENDED DECEMBER 31, 2023	YEAR ENDED DECEMBER 31, 2022
OPERATIONS
Net investment income (loss)	$(22,357)	$(2,540)
Net realized gain (loss)	619,998	861,050
Change in unrealized appreciation/(depreciation)	4,541,326	(7,544,241)
Net increase (decrease) in net assets resulting from operations	5,138,967	(6,685,731)
DISTRIBUTIONS TO SHAREHOLDERS
Total distributions	(934,860)	(2,754,217)
CAPITAL SHARE TRANSACTIONS
Issued	1,347,471	1,440,582
Issued in reinvestment of distributions	934,860	2,754,217
Redeemed	(3,422,565)	(3,962,505)
Net increase (decrease) in net assets from capital share transactions	(1,140,234)	232,294
TOTAL INCREASE (DECREASE) IN NET ASSETS	3,063,873	(9,207,654)
NET ASSETS
Beginning of year	$26,455,004	$35,662,658
End of year	$29,518,877	$26,455,004
CAPITAL SHARE TRANSACTIONS
Shares issued	76,253	76,930
Shares issued in reinvestment of distributions	55,747	148,094
Shares redeemed	(190,862)	(216,284)
Net increase (decrease) in capital shares outstanding	(58,862)	8,740

See accompanying Notes to Financial Statements

CALAMOS GROWTH AND INCOME PORTFOLIO ANNUAL REPORT

Notes to Financial Statements

Note 1 – Organization and Significant Accounting Policies

Organization. Calamos Advisors Trust (the "Trust"), a Massachusetts business trust organized February 17, 1999, consists of a single series, Calamos Growth and Income Portfolio (the "Portfolio"), which commenced operations on May 19, 1999.

The Trust currently offers the Portfolio's shares to certain life insurance companies for allocation to certain separate accounts established for the purpose of funding qualified and non-qualified variable annuity contracts and variable life insurance contracts. The Portfolio seeks high long-term total return through growth and current income.

The Portfolio invests primarily in a diversified portfolio of convertible instruments (including synthetic convertible instruments), equity and fixed-income securities of U.S. companies without regard to market capitalization. In pursuing its investment objective, the Portfolio attempts to utilize these different types of securities to strike, in the investment adviser's opinion, the appropriate balance between risk and return in terms of growth and income.

Significant Accounting Policies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP), and the Portfolio is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Under U.S. GAAP, management is required to make certain estimates and assumptions at the date of the financial statements and actual results may differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Portfolio:

Portfolio Valuation. The Trust's Board of Trustees ("Board" or "Trustees"), including a majority of the Trustees who are not "interested persons" of the Trust, have designated Calamos Advisors LLC ("Calamos Advisors", or the "Advisor") to perform fair valuation determinations related to all Portfolio investments under the oversight of the Board. As "valuation designee" Calamos Advisors has adopted procedures (as approved by the Board) to guide the determination of the net asset value ("NAV") on any day on which the Portfolio's NAVs is determined. The valuation of the Portfolio's investments is in accordance with these procedures.

Portfolio securities that are traded on U.S. securities exchanges, except option securities, are valued at the official closing price, which is the last current reported sales price on its principal exchange at the time the Portfolio determines its NAV. Securities traded in the over-the-counter market and quoted on The NASDAQ Stock Market are valued at the NASDAQ Official Closing Price, as determined by NASDAQ, or lacking a NASDAQ Official Closing Price, the last current reported sale price on NASDAQ at the time a Portfolio determines its NAV. When a last sale or closing price is not available, equity securities, other than option securities, that are traded on a U.S. securities exchange and other equity securities traded in the over-the-counter market are valued at the mean between the most recent bid and asked quotations on its principal exchange in accordance with guidelines adopted by the Board. Each option security traded on a U.S. securities exchange is valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the Board. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued either by an independent pricing agent approved by the Board or based on a quotation provided by the counterparty to such option under the ultimate supervision of the Board.

Fixed income securities, bank loans, certain convertible preferred securities, and non-exchange traded derivatives are normally valued by independent pricing services or by dealers or brokers who make markets in such securities. Valuations of such fixed income securities, bank loans, certain convertible preferred securities, and non-exchange traded derivatives consider yield or price of equivalent securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-counter prices.

Trading on European and Far Eastern exchanges and over-the-counter markets is typically completed at various times before the close of business on each day on which the New York Stock Exchange ("NYSE") is open. Each security trading on these exchanges or in over-the-counter markets may be valued utilizing a systematic fair valuation model provided by an independent pricing service approved by the Board. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last reported sale price at the time the Portfolio determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading of foreign securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Portfolio's NAV is not calculated.

www.calamos.com

Notes to Financial Statements

If the valuation designee determines that the valuation of a security in accordance with the methods described above is not reflective of a fair value for such security, the security is valued at a fair value by the valuation designee.

The Portfolio also may use fair value pricing, pursuant to guidelines adopted by Calamos Advisors, if trading in the security is halted or if the value of a security it holds is materially affected by events occurring before the Portfolio's pricing time but after the close of the primary market or exchange on which the security is listed. Those procedures may utilize valuations furnished by pricing services approved by Calamos Advisors, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

When fair value pricing of securities is employed, the prices of securities used by the Portfolio to calculate its NAV may differ from market quotations or official closing prices. There can be no assurance that the Portfolio could purchase or sell a portfolio security at the price used to calculate the Portfolio's NAV.

Investment Transactions. Investment transactions are recorded on a trade date basis as of December 31, 2023. Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income is recognized using the accrual method and includes accretion of original issue and market discount and amortization of premium. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date.

Foreign Currency Translation. Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using a rate quoted by a major bank or dealer in the particular currency market, as reported by a recognized quotation dissemination service.

The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at period end.

Allocation of Expenses. Expenses directly attributable to the Portfolio are charged to the Portfolio; certain other common expenses of Calamos Advisors Trust, Calamos Investment Trust, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund, Calamos Global Dynamic Income Fund, Calamos Dynamic Convertible and Income Fund, Calamos Long/Short Equity & Dynamic Income Trust, Calamos Antetokounmpo Sustainable Equities Trust, and Calamos ETF Trust are allocated proportionately among each fund to which the expenses relate in relation to the net assets of each fund or on another reasonable basis.

Income Taxes. No provision has been made for U.S. income taxes because the Trust's policy is to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, and distribute to shareholders substantially all of the Portfolio's taxable income and net realized gains.

Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. To the extent these "book/tax" differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. These differences are primarily due to differing treatments for foreign currency transactions, contingent payment debt instruments and methods of amortizing and accreting for fixed income securities. The financial statements are not adjusted for temporary differences.

The Portfolio recognized no liability for uncertain tax positions. A reconciliation is not provided as the beginning and ending amounts of unrecognized benefits are zero, with no interim additions, reductions or settlements. Tax years 2020 – 2023 remain subject to examination by the U.S. and the State of Illinois tax jurisdictions.

CALAMOS GROWTH AND INCOME PORTFOLIO ANNUAL REPORT

Notes to Financial Statements

Indemnifications. Under the Trust's organizational documents, the Trust is obligated to indemnify its officers and trustees against certain liabilities incurred by them by reason of having been an officer or trustee of the Trust. In addition, in the normal course of business, the Trust may enter into contracts that provide general indemnifications to other parties. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the Portfolio's management expects the risk of material loss in connection to a potential claim to be remote.

Note 2 – Investment Adviser and Transactions With Affiliates Or Certain Other Parties

Pursuant to an investment advisory agreement with Calamos Advisors, the Portfolio pays a monthly investment advisory fee based on the average daily net assets of the Portfolio at the annual rate of 0.75%.

The Portfolio reimburses Calamos Advisors for a portion of compensation paid to the Trust's Chief Compliance Officer. This compensation is reported as part of the "Trustees' fees and officer compensation" expense on the Statement of Operations.

A trustee and certain officers of the Trust are also officers and directors of Calamos Financial Services LLC ("CFS") and Calamos Advisors. Such trustee and officers serve without direct compensation from the Trust. The Trust's Statement of Additional Information contains additional information about the Trust's Trustees and Officers and is available without charge, upon request, at www.calamos.com or by calling 800.582.6959.

The Trust has adopted a deferred compensation plan (the "Plan"). Under the Plan, a trustee who is not an "interested person" (as defined in the 1940 Act) and has elected to participate in the Plan (a "participating trustee") may defer receipt of all or a portion of their compensation from the Trust. The deferred compensation payable to the participating trustee is credited to the trustee's deferral account as of the business day such compensation would have been paid to the participating trustee. The value of amounts deferred for a participating trustee is determined by reference to the change in value of Class I shares of one or more funds of Calamos Investment Trust designated by the participant. The value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares. The Portfolio's obligation, if any, to make payments under the Plan is a general obligation of the Portfolio and is included in "Payable for deferred compensation to trustees" on the Statement of Assets and Liabilities at December 31, 2023. Deferred compensation of $80,246 is included in "Other assets" on the Statement of Assets and Liabilities at December 31, 2023.

Note 3 – Investments

The cost of purchases and proceeds from sales of long-term investments for the year ended December 31, 2023 were as follows:

	U.S. GOVERNMENT SECURITIES	OTHER
Cost of purchases	$—	$5,757,443
Proceeds from sales	—	7,703,364
The cost basis of investments for federal income tax purposes at December 31, 2023 was as follows:
Cost basis of investments		$18,873,541
Gross unrealized appreciation		12,295,424
Gross unrealized depreciation		(376,327)
Net unrealized appreciation (depreciation)		$11,919,097

www.calamos.com

Notes to Financial Statements

Note 4 – Income Taxes

For the fiscal year ended December 31, 2023, the Portfolio recorded the following permanent reclassifications to reflect tax character. The results of operations and net assets were not affected by these reclassifications.

Paid-in capital	$(5,742)
Undistributed net investment income/(loss)	134,128
Accumulated net realized gain/(loss) on investments	(128,386)

Distributions were characterized for federal income tax purposes as follows:

	YEAR ENDED DECEMBER 31, 2023	YEAR ENDED DECEMBER 31, 2022
Distributions paid from:
Ordinary income	$160,047	$588,596
Long-term capital gains	774,813	2,165,621
Return of capital	—	—

As of December 31, 2023, the components of accumulated earnings/(loss) on a tax basis were as follows:

Undistributed ordinary income	$28,204
Undistributed capital gains	469,213
Total undistributed earnings	497,417
Accumulated capital and other losses	—
Net unrealized gains/(losses)	11,919,097
Total accumulated earnings/(losses)	12,416,514
Other	(129,139)
Paid-in-capital	17,231,502
Net assets applicable to common shareholders	$29,518,877

Note 5 – Derivative Instruments

Foreign Currency Risk. The Portfolio may engage in portfolio hedging with respect to changes in currency exchange rates by entering into forward foreign currency contracts to purchase or sell currencies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include, among other things, movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform.

To mitigate the counterparty risk, the Portfolio may enter into an International Swaps and Derivatives Association, Inc. Master Agreement ("ISDA Master Agreement") or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs Over-The-Counter derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Generally, collateral is exchanged between the Portfolio and the counterparty and the amount of collateral due from the Portfolio or to a counterparty has to exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty nonperformance. When a Portfolio is required to post collateral under the terms of a derivatives transaction and master netting agreement, the Portfolio's custodian holds the collateral in a segregated account, subject to the terms of a tri-party agreement among the Portfolio, the custodian and the counterparty. The master netting agreement and tri-party agreement provide, in relevant part, that the counterparty may have rights to the amounts in the segregated account in the event that the Portfolio defaults in its obligation with respect to the derivative instrument that is subject to the collateral requirement. When a counterparty is required to post collateral under the terms of a derivatives transaction and master netting agreement, the counterparty delivers such amount to the Portfolio's custodian. The master netting agreement provides, in relevant part, that the Portfolio may have rights to such collateral in the event that the counterparty defaults in its obligation with respect to the derivative instrument that is subject to the collateral requirement.

CALAMOS GROWTH AND INCOME PORTFOLIO ANNUAL REPORT

Notes to Financial Statements

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. The Portfolio's net counterparty exposure is reflected in the counterparty table below. The net unrealized gain, if any, represents the credit risk to the Portfolio on a forward foreign currency contract. The contracts are valued daily at forward foreign exchange rates. The Portfolio realizes a gain or loss when a position is closed or upon settlement of the contracts. Please see the disclosure regarding ISDA Master Agreements under Foreign Currency Risk within this note.

As of December 31, 2023, the Portfolio had no outstanding forward foreign currency contracts.

Equity Risk. The Portfolio may engage in option transactions and in doing so achieves similar objectives to what it would achieve through the sale or purchase of individual securities. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller of the option the obligation to sell, the underlying security, index or other instrument at the exercise price. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller the obligation to buy, the underlying security, index, or other instrument at the exercise price.

To seek to offset some of the risk of a potential decline in value of certain long positions, the Portfolio may also purchase put options on individual securities, broad-based securities indexes or certain exchange-traded funds ("ETFs"). The Portfolio may also seek to generate income from option premiums by writing (selling) options on a portion of the equity securities (including securities that are convertible into equity securities) in a Portfolio's holdings, on broad-based securities indexes, or certain ETFs.

When the Portfolio purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Portfolio writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Portfolio realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on a closing purchase or sale transaction is also treated as a realized gain or loss. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Gain or loss on written options and purchased options is presented separately on the Statement of Operations as net realized gain or loss on written options and net realized gain or loss on purchased options, respectively.

Options written by the Portfolio do not typically give rise to counterparty credit risk since options written obligate the Portfolio and not the counterparty to perform. Exchange traded purchased options have minimal counterparty credit risk to the Portfolio since the exchange's clearinghouse, as counterparty to such instruments, guarantees against a possible default.

As of December 31, 2023, the Portfolio had outstanding purchased options and/or written options as listed on the Schedule of Investments.

As of December 31, 2023, the Portfolio had outstanding derivative contracts which are reflected on the Statement of Assets and Liabilities as follows:

	ASSET DERIVATIVES	LIABILITY DERIVATIVES
Gross amounts at fair value:
Purchased options(1)	$73,872	$—
	$73,872	$—

For the year ended December 31, 2023, the volume of derivative activity for the Portfolio is reflected below:*

VOLUME
Purchased options(1)	1,516
Written options(2)	217

(1)  Generally, the Statement of Assets and Liabilities location for Purchased Options is Investments in securities, at value.

(2)  Generally, the Statement of Assets and Liabilities location for Written Options is Options written, at value.

*  Activity during the period is measured by opened number of contracts for options purchased or written (measured in notional).

www.calamos.com

Notes to Financial Statements

Note 6 – Securities Lending

The Portfolio may loan one or more of its securities to broker-dealers and banks through the Securities Loan Agreement. In the Securities Loan Agreement, the "collateral" are the loaned securities themselves. Additionally, the set-off and netting provisions of the Securities Loan Agreement may not extend to the obligations of the counterparty's affiliates or across varying types of transactions. Any such loan must be secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the value of the securities loaned by the Portfolio. The Portfolio continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receives an additional return that may be in the form of a fixed fee or a percentage of the collateral. The additional return is disclosed on a net basis as Securities lending income in the Statement of Operations. Upon receipt of cash collateral, the Portfolio's securities lending agent invests any cash collateral into short term investments following investment guidelines approved by Calamos Advisors. The Portfolio records the investment of collateral as an asset and the value of the collateral as a liability on the Statement of Assets and Liabilities. If the value of the invested collateral declines below the value of the collateral deposited by the borrower, the Portfolio will record unrealized depreciation equal to the decline in value of the invested collateral. The Portfolio will pay reasonable fees to persons unaffiliated with the Portfolio for services in arranging these loans. The Portfolio has the right to call a loan and obtain the securities loaned at any time. The Portfolio does not have the right to vote the securities during the existence of the loan but could call the loan in an attempt to permit voting of the securities in certain circumstances. Upon return of the securities loaned, the cash or cash equivalent collateral will be returned to the borrower. In the event of bankruptcy or other default of the borrower, the Portfolio could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the year while the Portfolio seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this year, and (c) the expenses of enforcing its rights. In an effort to reduce these risks, the Portfolio's security lending agent monitors and reports to Calamos Advisors on the creditworthiness of the firms to which the Portfolio lends securities.

The following table indicates the total amount of securities loaned by asset class, reconciled to the gross liability payable upon return of the securities loaned by the Portfolio as December 31, 2023.

AMOUNT OF COLLATERAL HELD IN SHORT TERM INVESTMENTS AND RESTRICTED	AMOUNT OF NON-CASH	TOTAL	VALUE OF SECURITIES ON LOAN TO BROKER-DEALERS AND BANKS BY ASSET CLASS ON LOAN			EXCESS AMOUNT DUE TO/(FROM)
CASH	COLLATERAL	COLLATERAL	EQUITY	FIXED INCOME	TOTAL	COUNTERPARTY
$1,366,305	$171,861	$1,538,166	$223,308	$1,109,063	$1,332,371	$(205,795)

Repurchase agreements involve the Portfolio purchasing securities from a seller, subject to the seller's agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement ("MRA"). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Portfolio, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. Collateral investments in repurchase agreements are collateralized by U.S. Treasury Bonds. The U.S. Treasury Bonds are held in a custody account at Citibank N.A., the Portfolio's securities lending agent, on behalf of the Portfolio participating in the securities lending program. In the event the counterparty defaults on the repurchase agreement, the U.S. Treasury Bonds can either be maintained as part of the Portfolio or sold for cash. The Portfolio could suffer a loss to the extent that the proceeds from the sale of the underlying collateral held by the Portfolio is less than the repurchase price and the Portfolio's costs associated with the delay and enforcement of the MRA. The Portfolio did not hold any repurchase agreements at December 31, 2023.

CALAMOS GROWTH AND INCOME PORTFOLIO ANNUAL REPORT

Notes to Financial Statements

Note 7 – Fair Value Measurements

Various inputs are used to determine the value of the Portfolio's investments. These inputs are categorized into three broad levels as follows:

•  Level 1 – Prices are determined using inputs from unadjusted quoted prices from active markets (including securities actively traded on a securities exchange) for identical assets.

•  Level 2 – Prices are determined using significant observable market inputs other than unadjusted quoted prices, including quoted prices of similar securities, fair value adjustments to quoted foreign securities, interest rates, credit risk, prepayment speeds, and other relevant data.

•  Level 3 – Prices reflect unobservable market inputs (including the Portfolio's own judgments about assumptions market participants would use in determining fair value) when observable inputs are unavailable.

Debt securities are valued based upon evaluated prices received from an independent pricing service or from a dealer or broker who makes markets in such securities. Pricing services utilize various observable market data and as such, debt securities are generally categorized as Level 2. The levels are not necessarily an indication of the risk or liquidity of the Portfolio's investments.

The following is a summary of the inputs used in valuing the Portfolio's holdings at fair value:

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Convertible Bonds	$—	$5,022,334	$—	$5,022,334
Common Stocks	23,000,535	35,315	—	23,035,850
Convertible Preferred Stocks	300,608	91,353	—	391,961
Exchange-Traded Funds	73,359	—	—	73,359
U.S. Government and Agency Securities	—	828,957	—	828,957
Purchased Options	73,872	—	—	73,872
Investment of Cash Collateral For Securities Loaned	—	1,366,305	—	1,366,305
Total	$23,448,374	$7,344,264	$—	$30,792,638

www.calamos.com

Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	YEAR ENDED DECEMBER 31,
	2023	2022	2021	2020	2019
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year	$16.86	$22.85	$20.57	$17.01	$14.01
Income from investment operations:
Net investment income (loss)(a)	(0.01)	0.00 **	(0.09)	0.18	0.17
Net realized and unrealized gain (loss)	3.29	(4.18)	4.19	3.57	3.38
Total from investment operations	3.28	(4.18)	4.10	3.75	3.55
Less distributions to common shareholders from:
Net investment income	(0.10)	(0.13)	(0.08)	(0.09)	(0.26)
Net realized gains	(0.50)	(1.68)	(1.74)	(0.10)	(0.29)
Total distributions	(0.60)	(1.81)	(1.82)	(0.19)	(0.55)
Net asset value, end of year	$19.54	$16.86	$22.85	$20.57	$17.01
TOTAL RETURN APPLICABLE TO COMMON SHAREHOLDERS
Total investment return based on:(b)
Net asset value(c)	20.12%	(19.07%)	21.40%	22.43%	25.56%
RATIOS TO AVERAGE NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Net expenses	1.44%	1.33%	1.20%	1.29%	1.35%
Net investment income (loss)	(0.08%)	(0.01%)	(0.40%)	1.01%	1.09%
SUPPLEMENTAL DATA
Net assets applicable to common shareholders, end of year (000)	$29,519	$26,455	$35,663	$32,254	$28,112
Portfolio turnover rate	21%	23%	16%	45%	21%

**  Amounts are less than $0.005.

(a)  Net investment income allocated based on average shares method.

(b)  Performance figures of the Portfolio do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts. If they did, performance would be lower.

(c)  Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions.

CALAMOS GROWTH AND INCOME PORTFOLIO ANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of Calamos Advisors Trust

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Calamos Growth and Income Portfolio (the "Fund"), a series of the Calamos Advisors Trust (the "Trust"), including the schedule of investments, as of December 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Chicago, Illinois

February 12, 2024

We have served as the auditor of one or more Calamos investment companies since 2003.

www.calamos.com

Trustees and Officers (Unaudited)

The management of the Trust, including general supervision of the duties performed for the Trust under the investment management agreement between the Trust and Calamos Advisors, is the responsibility of its board of trustees. Each trustee elected will hold office for the lifetime of the Trust or until such trustee's earlier resignation, death or removal; however, each trustee who is not an interested person of the Trust shall retire as a trustee at the end of the calendar year in which the trustee attains the age of 75 years. The Trust's Statement of Additional Information contains additional information about the Trust's Trustees and Officers and is available without charge, upon request, at www.calamos.com or by calling 800.582.6959.

The following table sets forth each trustee's name, year of birth, position(s) with the Trust, number of portfolios in the Calamos Fund Complex overseen, principal occupation(s) during the past five years and other directorships held, and date first elected or appointed. Each Trustee oversees each Portfolio of the Trust.

NAME AND YEAR OF BIRTH	POSITION(S) AND LENGTH OF TIME WITH THE PORTFOLIO	PORTFOLIOS IN FUND COMPLEX^ OVERSEEN		PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS AND OTHER DIRECTORSHIPS	EXPERIENCE, QUALIFICATIONS, ATTRIBUTES, SKILLS FOR BOARD MEMBERSHIP
Trustees who are interested persons of the Trust:
John P. Calamos, Sr. (1940)*	Chairman, Trustee and President (since 1988)	31

Founder, Chairman and Global Chief Investment Officer, Calamos Asset Management, Inc. ("CAM"), Calamos Investments LLC ("CILLC"), Calamos Advisors LLC and its predecessor ("Calamos Advisors") and Calamos Wealth Management LLC ("CWM"); Director, CAM; Global Chief Investment Officer, Calamos Antetokounmpo Asset Management LLC ("CGAM"); and previously Chief Executive Officer, Calamos Financial Services LLC and its predecessor ("CFS"), CAM, CILLC, Calamos Advisors, and CWM

Served for multiple years as a trustee of the Funds; more than 25 years of experience in the financial services industry; experience serving on boards of other entities, including other investment companies; and earned a Masters of Business Administration degree

Trustees who are not interested persons of the Trust:
John E. Neal (1950)	Trustee (since 2001); Lead Independent Trustee (since 2019)	32	^^

Retired; private investor; Director, Equity Residential Trust (publicly-owned REIT); Director, Creation Investments (private international microfinance company); Director, Centrust Bank (Northbrook, Illinois community bank); formerly, Director, Neuro-ID (private company providing prescriptive analytics for the risk industry) (until 2021); formerly, Partner, Linden LLC (health care private equity) (until 2018)

Served for multiple years as a trustee of the Funds; more than 25 years of experience in the financial services industry; experience serving on boards of other entities, including other investment companies; and earned a Masters of Business Administration degree

William R. Rybak (1951)	Trustee (since 2002)	31

Private investor; Chairman (since 2016) and Director (since 2010), Christian Brothers Investment Services Inc.; Trustee, JNL Series Trust and JNL Investors Series Trust (since 2007), JNL Variable Fund LLC (2007-2020), Jackson Variable Series Trust (2018-2020) and JNL Strategic Income Fund LLC (2007-2018), (open-end mutual funds)**; Trustee, Lewis University (since 2012); formerly Director, Private Bancorp (2003-2017); Executive Vice President and Chief Financial Officer, Van Kampen Investments, Inc. and subsidiaries (investment manager) (until 2000)

Served for multiple years as a trustee of the Funds; more than 25 years of experience in the financial services industry; experience serving on boards of other entities, including other investment companies; and earned a Masters of Business Administration degree

CALAMOS GROWTH AND INCOME PORTFOLIO ANNUAL REPORT

Trustees and Officers (Unaudited)

NAME AND YEAR OF BIRTH	POSITION(S) AND LENGTH OF TIME WITH THE PORTFOLIO	PORTFOLIOS IN FUND COMPLEX^ OVERSEEN	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS AND OTHER DIRECTORSHIPS	EXPERIENCE, QUALIFICATIONS, ATTRIBUTES, SKILLS FOR BOARD MEMBERSHIP
Virginia G. Breen (1964)	Trustee (since 2015)	31

Private Investor; Trustee, UBS NY Fund Cluster (open-end funds) (since 2023)***; Director, Paylocity Holding Corporation (since 2018); Trustee, Neuberger Berman Private Equity Registered Funds (registered private equity funds) (since 2015)****; Director, UBS A&Q Fund Complex (closed-end funds) (since 2008)*****

Served for multiple years as a trustee of the Funds; more than 25 years of experience in the financial services industry; experience serving on boards of other entities, including other investment companies; and earned a Masters of Business Administration degree

Lloyd A. Wennlund (1957)	Trustee (since 2018)	31

Board Member, Mutual Fund Directors Forum (2023-present); Trustee and Chairman, Datum One Series Trust (since 2020); Expert Affiliate, Bates Group, LLC (financial services consulting and expert testimony firm) (since 2018); Executive Vice President, The Northern Trust Company (1989-2017); President and Business Unit Head of Northern Funds and Northern Institutional Funds (1994-2017); Director, Northern Trust Investments (1998-2017); Governor (2004-2017) and Executive Committee member (2011-2017), Investment Company Institute Board of Governors; Member, Securities Industry Financial Markets Association (SIFMA) Advisory Council, Private Client Services Committee and Private Client Steering Group (2006-2017); Board Member, Chicago Advisory Board of the Salvation Army (2011-2019)

				More than 25 years of experience in the financial services industry; experience serving on boards of other entities, including other investment companies
Karen L. Stuckey (1953)	Trustee (since 2019)	31

Partner (1990-2012) of PricewaterhouseCoopers LLP (professional services firm) (held various positions from 1975-1990); Member of Executive, Nominating, and Audit Committees and Chair of Finance Committee (1992-2006); formerly, Trustee, Denver Board of OppenheimerFunds (open-end mutual funds) (2012-2019)

				More than 25 years of experience in the financial services industry; experience serving on boards of other entities, including other investment companies
Christopher M. Toub (1959)	Trustee (since 2019)	31	Private investor; formerly Director of Equities, AllianceBernstein LP (until 2012)	More than 25 years of experience in the financial services industry; and earned a Masters of Business Administration degree

^  The Fund Complex consists of Calamos Investment Trust, Calamos Advisors Trust, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund, Calamos Global Dynamic Income Fund, Calamos Dynamic Convertible and Income Fund, Calamos Long/Short Equity & Dynamic Income Trust, Calamos ETF Trust, Calamos Antetokounmpo Sustainable Equities Trust, and Calamos Aksia Alternative Credit and Income Fund.

^^  Mr. Neal is the only Trustee of the Trust who oversees Calamos Aksia Alternative Credit and Income Fund.

*  Mr. Calamos, Sr. is an "interested person" of the Trust as defined in the 1940 Act because he is an officer of the Trust and an affiliate of Calamos Advisors and CFS.

**  Overseeing 131 portfolios in fund complex.

***  Overseeing thirty-eight portfolios in fund complex.

****  Overseeing twenty-one portfolios in fund complex.

*****  Overseeing three portfolios in fund complex.

The address of each trustee is 2020 Calamos Court, Naperville, Illinois 60563.

www.calamos.com

Trustees and Officers (Unaudited)

Officers. The preceding table gives information about John P. Calamos, Sr., who is Chairman, Trustee and President of the Trust. The following table sets forth each other officer's name, year of birth, position with the Trust and date first appointed to that position, and principal occupation(s) during the past five years. Each officer serves until his or her successor is chosen and qualified or until his or her resignation or removal by the board of trustees.

NAME AND YEAR OF BIRTH	POSITION(S) WITH TRUST	PRINCIPAL OCCUPATION(S)
Robert Behan (1964)	Vice President (since 2013)

Executive Vice President, Chief Distribution Officer (since 2021), CAM, CILLC, Calamos Advisors, and CFS; Vice President (since 2022), CGAM; prior thereto President, CAM, CILLC, Calamos Advisors, and CFS (2015-2021); Head of Global Distribution (2013-February 2021); Executive Vice President (2013-2015); Senior Vice President (2009-2013), Head of US Intermediary Distribution (2010-2013)

Thomas E. Herman (1961)	Vice President (since 2016) and Chief Financial Officer (2016-2017 and since 2019)

Executive Vice President (since 2021) and Chief Financial Officer, CAM, CILLC, Calamos Advisors, and CWM (since 2016); Chief Financial Officer (since 2022), CGAM; prior thereto, Chief Financial Officer and Treasurer, Harris Associates (2010-2016)

Erik D. Ojala (1975)	Vice President and Secretary (since 2023)

Senior Vice President, General Counsel and Secretary, CAM, CILLC, Calamos Advisors, CWM (since 2023); Chief Legal Officer, CGAM (since 2023); General Counsel and Secretary, CFS (since 2023); prior thereto, Executive Vice President and General Counsel (2017-2023), Secretary (2010-2023) and Chief Compliance Officer (2022-2023), Harbor Capital Advisors, Inc.; Director and Secretary (2019-2023) and Chief Compliance Officer (2022-2023), Harbor Trust Company, Inc.; Director, Executive Vice President (2017-2023) and Chief Compliance Officer (2017-2021, 2022-2023), Harbor Funds Distributors, Inc.; Director (2017-2023), Assistant Secretary (2014-2023) and Chief Compliance Officer (2022-2023), Harbor Services Group, Inc.; and Chief Compliance Officer, Harbor ETF Trust (2021-2023); Chief Compliance Officer of Harbor Funds (2017-2023)

John S. Koudounis (1966)	Vice President (since 2016)

President (since February 2021) and Chief Executive Officer, CAM, CILLC, Calamos Advisors, CWM, and CFS (since 2016); Director, CAM (since 2016); Chairman and Chief Executive Officer (since 2022), CGAM; prior thereto President and Chief Executive Officer (2010-2016), Mizuho Securities USA Inc.

Mark J. Mickey (1951)	Chief Compliance Officer (since 2005)	Chief Compliance Officer, Calamos Funds (since 2005)
Stephen Atkins (1965)	Treasurer (since 2020)

Senior Vice President, Head of Fund Administration (since 2020), Calamos Advisors; prior thereto Consultant, Fund Accounting and Administration, Vx Capital Partners (2019-2020); Chief Financial Officer and Treasurer of SEC Registered Funds, and Senior Vice President, Head of European Special Purpose Vehicles Accounting and Administration, Avenue Capital Group (2010-2018)

Daniel Dufresne (1974)	Vice President (since 2021)

Executive Vice President and Chief Operating Officer, CAM, CILLC, Calamos Advisors, and CWM (since 2021); President (since 2022), CGAM; prior thereto Citadel (1999-2020); Partner (2008-2020); Managing Director, Global Treasurer (2008-2020); Global Head of Operations (2011-2020); Global Head of Counterparty Strategy (2018-2020); Senior Advisor to the COO (2020); CEO, Citadel Clearing LLC (2015-2020)

The address of each officer is 2020 Calamos Court, Naperville, Illinois 60563.

CALAMOS GROWTH AND INCOME PORTFOLIO ANNUAL REPORT

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Calamos Advisors Trust (the "Trust"), on behalf of its series, Calamos Growth and Income Portfolio (the "Portfolio"), has established a liquidity risk management program to govern the Portfolio's approach to managing liquidity risk (the "Program"). The Program is overseen by the Liquidity Committee, a committee comprised of representatives of the Trust's investment adviser, Calamos Advisors LLC. The Trust's Board of Trustees (the "Board") has approved the designation of the Liquidity Committee to oversee the Program.

The Program's principal objectives include supporting the Portfolio's compliance with limits on investments in illiquid assets and mitigating the risk that the Portfolio will be unable to meet its redemption obligations in a timely manner. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence the Portfolio's liquidity and the periodic classification and re-classification of the Portfolio's investments into groupings that reflect the Liquidity Committee's assessment of their relative liquidity under current market conditions.

At a meeting of the Board held on December 12, 2023, the Trustees received an annual report from the Liquidity Committee regarding the design and operational effectiveness of the Program. The Liquidity Committee determined, and reported to the Board, that the Program is reasonably designed to assess and manage the Portfolio's liquidity risk and has operated adequately and effectively to manage the Portfolio's liquidity risk. The Liquidity Committee reported that during the period covered by the report, there were no liquidity events that impacted the Portfolio or its ability to timely meet redemptions without dilution to existing shareholders. Among other things, the Board noted that the Portfolio is not required to have a highly liquid investment minimum based on its liquidity classifications. The Board further noted that no material changes have been made to the Program since its implementation.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Portfolio's prospectus for more information regarding the Portfolio's exposure to liquidity risk and other principal risks to which an investment in the Portfolio may be subject.

www.calamos.com

Tax Information (Unaudited)

We are providing this information as required by the Internal Revenue Code (Code). The amounts shown may differ from those elsewhere in this report due to differences between tax and financial reporting requirements. In February 2024, shareholders received Form 1099-DIV which included their share of qualified dividends and capital gains distributed during the calendar year 2023. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 852(b)(3)(C) of the Code, the Portfolio hereby designates $774,813 as capital gain dividends for the fiscal year ended December 31, 2023.

Under Section 854(b)(2) of the Code, the Portfolio hereby designates $158,926, or the maximum amount allowable under the Code, as qualified dividends for the fiscal year ended December 31, 2023.

Under Section 854(b)(2) of the Code, the Portfolio hereby designates 100.00% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2023.

CALAMOS GROWTH AND INCOME PORTFOLIO ANNUAL REPORT

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This report, including the audited financial statements contained herein, is submitted for general information for the shareholders of the Portfolio. The report is not authorized for distribution to prospective investors in the Portfolio unless accompanied by a currently effective prospectus of the Portfolio.

A description of the Calamos Proxy Voting Policies and Procedures and the Portfolio's proxy voting record for the 12-month period ended June 30 are available free of charge upon request by calling 800.582.6959, by visiting the Calamos Web site at www.calamos.com, or by writing Calamos at: Calamos Investments, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563. The Portfolio's proxy voting record is also available free of charge by visiting the SEC Web site at www.sec.gov.

The Portfolio files a complete list of their portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. The Portfolio's Form N-PORT reports are available on the commission's website at www.sec.gov.

2020 Calamos Court
Naperville, IL 60563-2787
800.582.6959
www.calamos.com

© 2023 Calamos Investments LLC. All Rights Reserved. Calamos® and Calamos Investments® are registered trademarks of Calamos Investments LLC.

CATANR 2146 1223

Item 1(b). Registrant has included in its Rule 30e-3(c) notice only the disclosures specified by Rule 30e-3(c)(1) and (2). Therefore, Registrant has not included a copy of the notice herewith.

ITEM 2. CODE OF ETHICS.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or person performing similar functions.

(b) No response required.

(c) The registrant has not amended its Code of Ethics as it relates to any element of the code of ethics definition enumerated in paragraph(b) of this Item 2 during the period covered by this report.

(d) The registrant has not granted a waiver or an implicit waiver from its Code of Ethics during the period covered by this report.

(e) Not applicable.

(f) (1) The registrant’s Code of Ethics is attached as an Exhibit hereto.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that, for the period covered by the shareholder report presented in Item 1 hereto, it has five audit committee financial experts serving on its audit committee, each of whom is an independent Trustee for purpose of this N-CSR item: John E. Neal, William R. Rybak, Virginia G. Breen, Karen L. Stuckey and Christopher M. Toub. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert pursuant to this Item. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert pursuant to this Item does not affect the duties, obligations, or liabilities of any other member of the audit committee or board of directors.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fiscal Years Ended	12/31/2022	12/31/2023
Audit Fees(a)	$33,980	$33,540
Audit-Related Fees(b)	$14,380	$13,743
Tax Fees(c)	$–	$–
All Other Fees(d)	$–	$–
Total	$48,360	$47,283

(a)	Audit fees are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b)	Audit-related fees are the aggregate fees billed in each of the last two fiscal years for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item 4.

(c)	Tax fees are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

(d)	All other fees are the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraph (a)-(c) of this Item 4.

(e)	(1) Registrant’s audit committee meets with the principal accountants and management to review and pre-approve all audit services to be provided by the principal accountants.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the registrant, including the fees and other compensation to be paid to the principal accountants; provided that the pre-approval of non-audit services is waived if (i) the services were not recognized by management at the time of the engagement as non-audit services, (ii) the aggregate fees for all non-audit services provided to the registrant are less than 5% of the total fees paid by the registrant to its principal accountants during the fiscal year in which the non-audit services are provided, and (iii) such services are promptly brought to the attention of the audit committee by management and the audit committee approves them prior to the completion of the audit.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the investment adviser or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant if the engagement relates directly to the operations or financial reporting of the registrant, including the fees and other compensation to be paid to the principal accountants; provided that pre-approval of non-audit services to the adviser or an affiliate of the adviser is not required if (i) the services were not recognized by management at the time of the engagement as non-audit services, (ii) the aggregate fees for all non-audit services provided to the adviser and all entities controlling, controlled by or under common control with the adviser are less than 5% of the total fees for non-audit services requiring pre-approval under paragraph (e)(1) of this Item 4 paid by the registrant, the adviser or its affiliates to the registrant’s principal accountants during the fiscal year in which the non-audit services are provided, and (iii) such services are promptly brought to the attention of the audit committee by management and the audit committee approves them prior to the completion of the audit.

(e) (2) No percentage of the principal accountant’s fees or services described in each of paragraphs (b)–(d) of this Item were approved pursuant to the waiver provision paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The following table presents the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the registrant and the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the investment advisor or any entity controlling, controlled by or under common control of the adviser.

Fiscal Years Ended	12/31/2022	12/31/2023
Registrant	$–	$–
Investment Adviser	$–	$–

(h) No disclosures are required by this Item 4(h).

(i) Not applicable.

(j) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

a) Included in the Report to Contract Owners in Item 1.

b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No material changes.

ITEM 11. CONTROLS AND PROCEDURES.

a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

b) There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Code of Ethics

(a)(2)(i) Certification of Principal Executive Officer.

(a)(2)(ii) Certification of Principal Financial Officer.

(b) Certifications pursuant to Section 906 of the Sarbanes Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Calamos Advisors Trust

By:	/s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	February 16, 2024

By:	/s/ Thomas E. Herman
Name:	Thomas E. Herman
Title:	Principal Financial Officer
Date:	February 16, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Calamos Advisors Trust

By:	/s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	February 16, 2024

By:	/s/ Thomas E. Herman
Name:	Thomas E. Herman
Title:	Principal Financial Officer
Date:	February 16, 2024